INTELLIGENT BIO SOLUTIONS

# Pioneering Pain-free Solutions

NASDAQ: INBS | April 2024



# Forward Looking Statements

Certain statements in this presentation may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission ("SEC"), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the actual results, performance, or achievements of Intelligent Bio Solutions, Inc. and its affiliates ("INBS" or the "Company") or industry results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "may," "will," "would," "could," "should," "seeks," or "scheduled to," or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. Forward-looking statements in this presentation include, without limitation, the Company's ability to successfully develop and commercialize its diagnostic tests, realize commercial benefit from its partnerships and collaborations, and secure regulatory approvals, among others.

These cautionary statements are being made pursuant to the Securities Act, the Exchange Act, and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws.

INBS cautions that any forward-looking statements made by INBS are not guarantees or indicative of future performance. Although INBS believes that its plans, cost estimates, returns on investments, intentions, and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption as of the date made in any forward-looking statements. INBS's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, including those described in INBS' filings with the U.S. Securities and Exchange Commission. INBS does not have, nor undertake, any obligation to update or revise any forward-looking statements, whether as a result of new information, subsequent events, or otherwise, unless otherwise required by law.

These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security and may not be reproduced or redistributed in whole or in part to any other person. Recipients should seek appropriate independent professional advice prior to relying on or entering any commitment based upon materials.

All information included in this presentation is based on continuing operations unless otherwise noted.

# Company Overview

**Intelligent Bio Solutions Inc.** is a medical technology company delivering intelligent, rapid, non-invasive testing solutions.

**360+** Global Customers

**FDA** 510(k) submission planned Q4, 2024

**USA** Product launch planned H1, 2025

| | |
|---|---|
| **Company Name** | Intelligent Bio Solutions Inc. |
| **Exchange / Ticker** | Nasdaq: INBS |
| **Market Cap** | $10.9 million as of 04.04.2024 |
| **Average Daily Volume*** | 4,055,580 |
| **Revenue through to 12.31.2023** | up 52% (vs CY 2022) to $2.46 million |
| **Adjusted Proforma Cash Balance as of 12.31.2023**** | $11.8 million |

**Management Team**

| | |
|---|---|
| CEO | Harry Simeonidis |
| CFO | Spiro Sakiris |
| Board Chair | Steven Boyages |

**General**

| | |
|---|---|
| **Industry** | Medical Technology |
| **Focus Area** | Drug Screening |

* As per NASDAQ as of April 4, 2024: https://www.nasdaq.com/market-activity/stocks/inbs

** Cash and cash equivalents as reported on Form 10-Q filed on February 9, 2024, of $1,119,004, adjusted to reflect additional net cash of approximately $10,694,776 received in capital transactions effected on February 7, 2024 (see Form 8-K filed on February 7, 2024) and the net cash received from the financing completed on March 12, 2024 (see Form 8-K filed on March 13, 2024).

We’re a medical technology company delivering intelligent, rapid, non-invasive testing solutions.

We’re on a mission to redefine the approach to testing and deliver pain-free, accessible solutions that drive transformative change and improve the quality of life.




Intelligent
Fingerprinting

# Simpler Drug Testing

Our **Intelligent Fingerprinting Drug Screening System** is revolutionizing portable testing through fingerprint sweat analysis, which has the potential for broader applications in additional fields.

This highly accurate, hygienic, and cost-effective system is designed to screen for recent use of drugs commonly found in the workplace, including opiates, cocaine, methamphetamine, and cannabis.

# How it Works

When we ingest something, our bodies metabolize it to produce secondary chemicals (metabolites) detectable in blood, urine, saliva, and sweat. The metabolites we produce are specific to the substances we have consumed. The Intelligent Fingerprinting Drug Screening System detects recent drug misuse by screening for specific drugs or their metabolites in sweat from fingerprints.

The detection window for drugs in sweat can vary depending on factors such as the drug's half-life, the individual's metabolism, and the specific testing method. Our system tests for "fitness for duty" on the day and has a detection window of 14-16 hours.

The cartridge uses lateral flow assay technology and fluorescence-labelled antibodies to selectively detect specific drugs or their metabolites in sweat collected from fingerprints. The portable DSR-Plus Reader is a highly sensitive, robust, and effective fluorescence measurement instrument used to read the Intelligent Fingerprinting Cartridge, providing a presumptive positive or negative result for each drug in the test within minutes.

## Reduce Risk

Aim to identify current impairment rather than past use with a detection window of only 16 hours.

## Respect Dignity & Privacy

Preserve employee dignity with quick, non-invasive, and hygienic analysis of fingertip sweat.

## Ensure Testing Integrity

Prevent foul play and maintain sample integrity through administrator-supervised testing and self-locking sample seals.

## Expand Testing Capabilities

Conduct screening at any time and location using a compact and portable system.

## Save Costs

Bring drug testing in-house and eliminate the need for specialized staff or facilities.

## Increase Efficiency

Rapidly collect samples and employ batch testing to analyze drug screening results in minutes.

# Intelligent Fingerprinting Platform

## vs Other Drug Testing Standards

| | Urine | Saliva | IFP |
|---|---|---|---|
| **Window of Detection** | 1 – 4 days | Up to 48 hours | **Up to 16 hours** |
| **Typical Time for Results** | Onsite or lab (1 – 3 days after lab receipt) | Onsite or lab (1 day after lab receipt) | **Onsite or lab** |
| **Typical Time of Test*** <br> * Includes preparation, collection and time to result | 20 mins – 4 hours + | 20 mins + | **< 10 mins** |
| **Specialist / Training Required** | Yes | Yes | **No** |
| **Biohazardous** | Yes | Yes | **No** |
| **Directly Observed** | No | Yes | **Yes** |
| **Drug Screening** | Amphetamines, Barbiturates, Benzodiazepines, Cannabis, Cocaine, Methadone, Opiates, Oxycodone, PCP, Synthetic Cannabinoids and Synthetic Stimulants[1] | Amphetamines, Cannabis, Cocaine, Methamphetamines, Opiates, Oxycodone and PCP[2] | **Benzodiazepines, Buprenorphine, Cannabis, Cocaine, Methadone, Methamphetamine and Opiates** |
| **Cost*** <br> *Point of Care Testing (Back to lab test approximately $300) | Approx. $300 | Approx. $300 | **Approx. $20*** |

[1] Quest Diagnostics "Urine Testing FAQs" | [2] Quest Diagnostics "Oral Fluid Testing FAQs"

# Market Opportunity

Leveraging intelligent non-invasive testing to address global demands.

# Growing Drug Use Disorders

## 2021 Snapshot

**296 million**

people worldwide used drugs, a 30% increase over the previous decade.

**39.5 million**

people had a drug use disorder.

**45% increase**

in drug use disorders over the last ten years.

**36%**

of people in drug treatment in the Americas use opioids as their primary drug of use.

Statistics: NODC World Drug Report 2023, reporting on 2021 market.

# Growing Drug Consumption

## 2021 Snapshot

**219 million**

cannabis users, representing 4% of the global adult population and making it the most used drug in the world.

**60 million**

opioid users, representing 1.2% of the global adult population.

**36 million**

amphetamine users, representing 0.7% of the global adult population.

**22 million**

cocaine users, representing 0.4% of the global adult population.

Statistics: NODC World Drug Report 2023, reporting on 2021 market.

# Drug Use in the Workplace

## Drug and Alcohol Testing per Industry 2021

Percentage Of New And Current Employees[1]



Other services, except public administration
Accommodation and food services
Arts, entertainment, and recreation
Health care and social assistance
Educational services
Professional and business services
Financial activities
Information
Transportation and warehousing
Retail trade
Wholesale trade
Manufacturing
Construction
Utilities
Natural resources and mining
Total U.S., private sector
0%
10%
20%
30%
40%
50%
60%

*[1] US Bureau of Labor Statistics*



# Drug Use in the Workplace

- More than 70% of those abusing illicit drugs in the US are employed.[1]
- $193 billion is the estimated annual economic impact of illicit drug use in the US $120 billion in lost productivity, $61 billion in criminal justice and $11 billion in healthcare costs.[1]
- Drugs are becoming an increasing contributor for accidents in the workplace. Drug test positivity post-accident has climbed over the last 5 years.[2]

## Post Accident Drug Test Positivity[2]



12%
10%
8%
6%
4%
2%
0%
8.4%
9.1%
9.5%
9.7%
10.3%
2018
2019
2020
2021
2022

[1]National Drug Intelligence Center. National Threat Assessment: the Economic Impact of Illicit Drug Use on American Society. May 2011. Department of Justice, Washington, DC 2023.
[2]Quest Diagnostics Drug Testing Index; Based on more than 9.2 million US workforce urine drug tests during 2022.

# FDA Roadmap

## Expected Timeline to Enter the US Market

Class II device requiring pre-market 510(k) submission and clearance.

STAGE ONE

## Pharmacokinetic (PK) Study

Compare the amounts of opiates in fingerprint sweat vs. blood, oral fluid and urine specimens following medically supervised administration of drugs.

40 healthy adult subjects.

Q2, 2024

STAGE TWO

## Method Comparison

Compare four types of screening tests to a validated, traceable LC-MS/MS method.

100 adult subjects.

## Usability Study

15 operators & 45 test subjects ("donors").

Planned Q3, 2024

STAGE THREE

## 510(k) Submission

Planned Q4, 2024

STAGE FOUR

## USA Product Launch

Planned H1, 2025

# Revenue & Expansion

Global footprint and growth

# Product Footprint | 360+ customers

## Intelligent Fingerprinting Drug Screening System


Currently Selling
Planned Launch CY 2024
Planned Launch CY 2025

# Revenue Growth

Commercialized Regions



Millions
$2.60
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
100% increase
$1.23
$1.44
$1.61
$2.46
CY 2020
CY 2021
CY 2022
CY 2023

# Customers

360+ businesses

# Customer Testimonials

**DGP Plc**

"By using fingerprint drug testing, I no longer have to take people off a project for half a day for screening – we can conduct the tests there and then."

**Robinson Brothers**

"From our initial cost analysis, we see fingerprint-based drug screening as highly cost-effective [...] we estimate that Intelligent Fingerprinting will allow us to conduct the same volume of tests at around half the cost."

**P&O Ferries**

"When we first saw fingerprint sweat-based drug screening in action, we knew it would be a great fit for P&O Ferries and our need for a flexible system that we could use on board our ferries."

# Customer Testimonials

**James Jones & Sons Ltd**

"On-site results for multiple drug groups in just ten minutes makes Intelligent Fingerprinting a very efficient and innovative solution for James Jones & Sons Ltd to adopt."

**Auctus Management Group**

"The Intelligent Fingerprinting test has many benefits, including rapid on-site results, hygiene, non-intrusiveness and convenience for testing at scale."

**Palletways**

"The Intelligent Fingerprinting test is more hygienic for both the employee and the tester and is also less intrusive without compromising on performance."

# Thank You

www.ibs.inc | info@ibs.inc